Exhibit 10.14

limited waiver and AMENDMENT no. 10
TO third amended and restated CREDIT AGREEMENT

This LIMITED WAIVER AND AMENDMENT NO. 10 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 6, 2018 and is entered into by and among GENESIS HEALTHCARE, INC., a Delaware corporation (“Genesis Healthcare”), GENESIS HEALTHCARE LLC, a Delaware limited liability company (“Genesis Holdings”), FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company (“LLC Parent”), Genesis Healthcare’s direct and indirect subsidiaries listed on Annex I-A hereto (together with Genesis Healthcare, Genesis Holdings and LLC Parent, collectively, “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as administrative agent (successor-by-assignment to Healthcare Financial Solutions, LLC (the “Existing Administrative Agent”), in such capacity, the “Administrative Agent”), and the Lenders party hereto and is made with reference to that certain THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 2, 2015 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 28, 2016, that certain Amendment No. 2 to Credit Agreement, dated as of May 19, 2016, that certain Amendment No. 3 to Credit Agreement, dated as of July 29, 2016, that certain Amendment No. 4 to Credit Agreement, dated as of August 22, 2016, that certain Amendment No. 5 to Credit Agreement, dated as of October 21, 2016, that certain Amendment No. 6 to Credit Agreement, dated as of December 22, 2016, that certain Amendment No. 7 to Credit Agreement, dated as of May 5, 2017, that certain Amendment No. 8 to Credit Agreement, dated as of December 21, 2017, and that certain Amendment No. 9 to Credit Agreement, dated as of February 23, 2018, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Genesis Healthcare, certain Subsidiaries of Genesis Healthcare from time to time party thereto, the lenders from time to time party thereto (the “Existing Lenders”) and the Administrative Agent (successor-by-assignment to the Existing Administrative Agent).  Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Fourth Amended and Restated Credit Agreement (as defined below).

RECITALS

WHEREAS, pursuant to and in accordance with Section 11.1(a) of the Credit Agreement, Borrowers have requested that the Credit Agreement be amended and restated so as to, among other things, (i) provide for a term loan thereunder (the “Closing Date Term Loan”) in an original principal amount of $325,000,000, the proceeds of which will be used to prepay in part the Revolving Loans – Tranche A (as defined in the Credit Agreement) outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Revolving Loans”), (ii) provide for a new revolving credit facility, including a swingline sub-facility thereunder (the “New Revolving Credit Facility” and loans made pursuant thereto, “New Revolving Credit Loans”), which facility would replace in its entirety the Revolving Credit Facility (as defined in the Credit Agreement), including the swingline sub-facility thereunder, in effect under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Revolving Credit Facility”) and (iii) provide for a new reloadable delayed draw term loan facility, (the “DDTL Credit Facility” and loans made pursuant thereto, “Delayed Draw Term Loans”, the Delayed Draw Term Loans, the New Revolving Credit Loans and the Closing Date Term Loan, collectively, the “New Loans”);

WHEREAS, immediately prior to the effectiveness of this Amendment, each of (i) Healthcare Financial Solutions, LLC (“HFS”), (ii) Barclays Bank PLC (“Barclays”) and (iii) Wells Fargo Capital Finance, LLC (“Wells Fargo”; Wells Fargo, HFS and Barclays, collectively, the “Assigning Lenders”) assigned 100% of their existing Revolving Credit Commitments and their Existing Revolving Loans to MidCap Financial Trust (“MCF”) pursuant to the Master Assignment Agreement (as defined below), with the result being that MCF and MidCap Funding IV Trust (“MCF IV”) are the only Existing Lenders;

WHEREAS, pursuant to an Agency Transfer and Subagency Agreement (the “Agency Transfer Agreement”) (i) Existing Administrative Agent resigned as Administrative Agent and Swing Line Lender, (ii) Capital One, N.A. resigned as L/C Issuer, Sole Book Running Manager, Sole Documentation Agent, Sole Lead Arranger and Syndication Agent (as all such terms are defined in the Credit Agreement) and (iii) the Required Lenders agreed that (a) MidCap Funding IV Trust shall be the Administrative Agent and the Swing Line Lender and (b) there would be no L/C Issuer on the Restatement Date, all immediately and automatically upon the effectiveness of this Amendment.

WHEREAS, MCF IV has, by the fact of execution and delivery of this Amendment, (i) consented to the terms of this Amendment, (ii) upon the Restatement Date, be deemed to have exchanged all of its unused Revolving Credit Commitments (as defined in the Credit Agreement) under the Existing Revolving Credit Facility (the “Existing Revolving Credit Commitments”) for commitments to make New Revolving Credit Loans (the “New Revolving Credit Commitments”) to the Borrowers in the principal amount equal to the sum of its Existing Revolving Credit Commitments under the Existing Revolving Credit Facilities and (iii) also agreed to provide New Revolving Credit Commitments on the Restatement Date in addition to the New Revolving Credit Commitments that are exchanged for its Existing Revolving Credit Commitments (such additional New Revolving Credit Commitments, the “Increased Revolving Credit Commitments”) in the amount necessary to arrive at the Revolving Credit Commitment set forth on Annex II opposite MCF IV’s name;

WHEREAS, MCF has, by the fact of execution and delivery of this Amendment, (i) consented to the terms of this Amendment, (ii) agreed to make a Closing Date Term Loan to Borrowers on the Restatement Date in the amount set forth on Annex II opposite MCF’s name, and (iii) agreed to provide Delayed Draw Term Loan Commitments on the Restatement Date in the amount set forth on Annex II opposite MCF’s name, but does not consent to extend its Existing Revolving Credit Commitments.

WHEREAS, each Person (other than MCF and MCF IV) that executes and delivers this Amendment as a “Lender” (all such Persons, collectively, the “New Lenders”) has, by the fact of execution and delivery of this Amendment, (i) consented to the terms of this Amendment, (ii) to the extent set forth on Annex II, agreed to make a Closing Date Term Loan to Borrowers on the Restatement Date in the amount set forth on Annex II opposite such Lender’s name (each such Lender with a Closing Date Term Loan amount in excess of $0, together with MCF, the “Closing Date Term Lenders”), (ii) to the extent set forth on Annex II, agreed to provide New Revolving Credit Commitments on the Restatement Date in the amount set forth on Annex II opposite such Lender’s name (each such Lender with a Revolving Credit Commitment in excess of $0, together with MCF IV, the “Revolving Lenders”) and (iii) to the extent set forth on Annex II, agreed to

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provide commitments to make Delayed Draw Term Loans (the “DDTL Credit Commitments”) to Borrowers DDTL Credit Commitments on the Restatement Date in the amount set forth on Annex II opposite such Lender’s name (each such Lender with a DDTL Commitment in excess of $0, together with MCF, the “DDTL Lenders”);

WHEREAS, the aggregate proceeds of the Closing Date Term Loan made under the Fourth Amended and Restated Credit Agreement will be used to (i) first, repay in full the Existing Revolving Credit Loans previously held by the Assigning Lenders and (ii) then, repay in part the Existing Revolving Credit Loans held by MCF IV;

WHEREAS, concurrent with the closing of the Fourth Amended and Restated Credit Agreement and the funding of the Loans to be made on the Restatement Date, all outstanding Letters of Credit (as defined in the Credit Agreement) will be fully cash-collateralized and,  accordingly, no Letter of Credit Obligations (as defined in the Credit Agreement) will be outstanding as of the Restatement Date;

WHEREAS, Borrowers have requested, and Administrative Agent and the Lenders have agreed, the Borrowers identified on Annex IV (the “Released Borrowers”) be released from the Credit Agreement and the other Loan Documents and the Liens granted by the Release Borrowers to the Administrative Agent, for the benefit of the Secured Parties, be released and terminated; and

WHEREAS, Borrowers, Administrative Agent and the Lenders have agreed to re-designate the Loan Parties identified on Annex V as “Guarantors” under the Loan Documents upon the Restatement Date.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO LOAN DOCUMENTS; limited waiver; release of released borrowers; redesignation of certain borrowers as guarantors

1.1 Amendment and Restatement of Credit Agreement.  The Borrowers, the Required Lenders, the Administrative Agent and the other parties hereto agree that on the Restatement Date, the Credit Agreement and all exhibits and annexes thereto shall be amended and restated in the form of the Fourth Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Fourth Amended and Restated Credit Agreement”) and any term or provision of the Credit Agreement which is different from that set forth in the Fourth Amended and Restated Credit Agreement shall be replaced and superseded in all respects by the terms and provisions of the Fourth Amended and Restated Credit Agreement.

1.2 Limited Waivers.  Effective as of the Restatement Date, the Administrative Agent and the Required Lenders hereby waive (i) any requirements of the Credit Agreement that the Borrowers provide prior notice to the Administrative Agent (as defined in the Credit Agreement) of any prepayment of  Loans (as defined in the Credit Agreement) and termination of the Revolving Commitment (as defined in the Credit Agreement) and (ii) the Events of Defaults described on Annex III (the “Specified Defaults”); provided that, such waiver of the Specified

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Defaults shall be limited to the particular Events of Default listed on Annex III and the specified time periods set forth therein.

1.3 Release of Released Borrowers.  As of the date of this Amendment, each party hereto agrees that (i) the Released Borrowers shall be released from the Obligations under the Credit Agreement, the Environmental Indemnity and the other Loan Documents and shall cease to be “Borrowers” under the Loan Documents and (ii) Lenders’ and Administrative Agent’s liens upon and security interests on the assets of the Released Borrowers that constitute Collateral shall be released. The Loan Parties expressly acknowledge and agree that the release set forth in this Section 1.3 is a partial release, which does not release any other Loan Party or Collateral, and does not affect any rights of Administrative Agent or any Lender or any L/C Issuer, or any Obligations of the Loan Parties or any of their respective Affiliates and/or Subsidiaries, or any other obligor in connection with the Loan or any other outstanding credit facility.

1.4 Re-designation of Certain Borrowers as Guarantors.  Each party hereto agrees that, as of the Restatement Date, the Loan Parties set forth on Annex V attached hereto shall be designated as “Guarantors” instead of “Borrowers” under the Loan Documents.

1.5 Acknowledgement.  On and after the Restatement Date, unless the context shall otherwise require, each reference in the Fourth Amended and Restated Credit Agreement or any other Loan Document to (a) “Closing Date Term Loan” shall be deemed a reference to the Closing Date Term Loan contemplated hereby and by the Fourth Amended and Restated Credit Agreement, (b) “Revolving Credit Loans” shall be deemed a reference to the New Revolving Credit Loans contemplated hereby and by the Fourth Amended and Restated Credit Agreement, (c)  “Delayed Draw Term Loans” shall be deemed a reference to the Delayed Draw Term Loans contemplated hereby and by the Fourth Amended and Restated Credit Agreement, (d) “Delayed Draw Term Lender” shall be deemed a reference to the DDTL Lenders, (e) “Revolving Credit Lenders” shall be deemed a reference to the Revolving Lenders, (f) “Delayed Draw Term Loan Commitments” shall be deemed a reference to the DDTL Commitments contemplated hereby and (g) “Revolving Credit Commitments” shall be deemed a reference to the New Revolving Credit Commitments contemplated hereby.  As of the Restatement Date, after giving effect to this Amendment, (i) the aggregate outstanding principal of amount of “Closing Date Term Loan” is $325,000,000, (ii) the aggregate principal amount of “Delayed Draw Term Loan Commitments” is $30,000,000 and (iii) the aggregate principal amount of “Revolving Credit Commitments” is $155,000,000.  Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Obligation and related agreement, as evidenced by the Fourth Amended and Restated Credit Agreement.

SECTION II. JOINDER OF NEW LENDERS.

2.1 Joinder.  Subject to the satisfaction (or waiver) of the conditions set forth in Section IV hereof, each New Lender shall be (a) a “Delayed Draw Term Lender” and/or a “Revolving Credit Lender” (as applicable) and (b) a “Lender”, in each case, under the Fourth Amended and Restated Credit Agreement as of the Restatement Date.   Each New Lender shall be entitled to all the benefits afforded by the Fourth Amended and Restated Credit Agreement and

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the other Loan Documents to Lenders, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents.

2.2 New Lender Confirmations.  Each New Lender hereby (i) confirms that (w) it is not a Restricted Person, (x) it has received a copy of this Amendment, the Fourth Amended and Restated Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this this Amendment and to make the Loans and/or provide the Commitments, as applicable, (y) it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and (z) it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Fourth Amended and Restated Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Fourth Amended and Restated Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Fourth Amended and Restated Credit Agreement are required to be performed by it as a Lender.

SECTION III. EXCHANGE OF EXISTING REVOLVING CREDIT COMMITMENTS; AGREEMENTS TO MAKE CLOSING DATE TERM LOAN AND TO PROVIDE INCREASED REVOLVING CREDIT COMMITMENTS AND DELAYED DRAW TERM LOAN COMMITMENTS; USE OF PROCEEDS, ETC.

3.1 Loans and Commitments.

(a) Revolving Credit Loans.  On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section IV hereof, (i) MCF IV agrees (y) that all of its Existing Revolving Credit Commitments (the “Exchanged Revolving Credit Commitments”) will be exchanged for New Revolving Credit Commitments in a like principal amount, as of the Restatement Date (but after giving effect to any partial prepayment described in Section 3.2 below) and (ii) to provide New Revolving Credit Commitments on the Restatement Date in the amount necessary to arrive at the aggregate Revolving Credit Commitment set forth on Annex II opposite MCF IV’s name and (ii) each New Lender that is a Revolving Lender agrees to provide New Revolving Credit Commitments on the Restatement Date in the amount set forth on Annex II opposite such Lender’s name.  The commitments of the Revolving Lenders and the refinancing undertakings of MCF IV are several and no such Revolving Lender will be responsible for any other Revolving Lender’s failure to make or acquire by refinancing New Revolving Credit Commitments or New Revolving Credit Loans.

(b) Delayed Draw Term Loan Commitments.  On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section IV hereof, each DDTL Lender agrees to provide a Delayed Draw Term Loan Commitment on the Restatement Date in the amount set forth on Annex II opposite such Lender’s name.  The commitments

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of the DDTL Lenders are several and no such DDTL Lender will be responsible for any other DDTL Lender’s failure to make its DDTL Credit Commitment or Delayed Draw Term Loans.

(c) Closing Date Term Loan.  On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section IV hereof, each Closing Date Term Lender agrees to make its Pro Rata Share of the Closing Date Term Loan on the Restatement Date in the amount set forth on Annex II opposite such Lender’s name.  The commitments of the Closing Date Term Lenders are several and no such Closing Date Term Lender will be responsible for any other Closing Date Term Lender’s failure to make its Pro Rata Share of the Closing Date Term Loan.

3.2 Use of Proceeds of Closing Date Term Loan; Voluntary Prepayment.  On the Restatement Date, Borrowers shall apply a portion of the aggregate proceeds of the Closing Date Term Loan to prepay in full the principal amount of all Existing Revolving Loans held by the Assigning Lenders immediately prior to the effectiveness of that certain Master Assignment Agreement executed by each of the Assigning Lenders, as assignors, and MCF, as assignee (the “Master Assignment Agreement”). Any remaining proceeds of the Closing Date Term Loan shall be used to prepay, in part, the principal amount of Existing Revolving Loans held by MCF IV immediately prior to the effectiveness of this Amendment.   The repayment of Existing Revolving Loans with the proceeds of the Closing Date Term Loan contemplated hereby collectively constitute an optional partial prepayment of the Revolving Credit Facility (as defined in the Credit Agreement) by the Borrowers pursuant to Section 2.7(ii) of the Credit Agreement and shall be subject to the provisions of Section 2.7(ii) of the Credit Agreement; provided that, for the avoidance of doubt, no premium or penalty shall be due with respect to such payment or termination of the Revolving Credit Commitment.

3.3 Letters of Credit.  Notwithstanding anything in the Credit Agreement to the contrary, each Letter of Credit (as defined in the Credit Agreement) that is outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment shall be cash-collateralized on the Restatement Date and no longer outstanding under the Fourth Amended and Restated Credit Agreement as of the Restatement Date, and the L/C Obligations and participations in such Letters of Credit shall no longer be included as Obligations as of the Restatement Date.

3.4 Termination of Existing Revolving Credit Commitments; Settlement Among Revolving Lenders.  MCF consents to this Amendment as a Lender, but does not consent to the continuation of its Existing Revolving Credit Commitments into New Revolving Credit Commitments.  Accordingly, upon payment in full of its Existing Revolving Loans as contemplated by Section 3.2 above, (a) the Existing Revolving Credit Commitments of MCF shall be terminated and (b) all remaining Existing Revolving Credit Commitments of MCF IV shall be automatically and irrevocably terminated (it being understood that such Existing Revolving Credit Commitments shall be automatically replaced with New Revolving Credit Commitments).  From and after the Restatement Date, the Revolving Lenders hereby authorize Administrative Agent to adjust the funding and settlement mechanics set forth in the Fourth Amended and Restated Credit Agreement for so long as, and only to the extent necessary, to ensure that each Revolving Lender holds its Pro Rata Share of outstanding Revolving Loans as quickly as possible after the Restatement Date.

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SECTION IV. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Restatement Date”):

(a) Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or “pdf” or similar electronic format (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance reasonably satisfactory to the New Administrative Agent and its legal counsel:

(i) this Amendment, the Fourth Amended and Restated Credit Agreement and, to the extent not delivered prior to the Restatement Date, if amended, replaced or amended and restated, the other Loan Documents set forth on the Closing Checklist attached hereto as Annex VI;

(ii) to the extent not complete and/or delivered prior to the Restatement Date, (A) copies of UCC and other appropriate search reports and of all effective prior filings listed therein, together with evidence of the termination of such prior filings and other documents with respect to the priority of the security interest of Administrative Agent in the Collateral, in each case as may be reasonably requested by Administrative Agent, and (B) all Control Agreements, assignments and/or amendments to existing Control Agreements that, in the reasonable judgment of Administrative Agent, are required for the Loan Parties to comply with the Loan Documents as of the Restatement Date, each duly executed by, in addition to the applicable Loan Party, the applicable financial institution;

(iii) duly executed favorable opinions of counsel to the Loan Parties addressed to Administrative Agent and the Lenders and addressing, among other things, power and authority of Loan Parties, due execution and delivery and enforceability of this Amendment and the enforceability of the Loan Documents and the enforceability of the Liens arising under the Loan Documents and such other matters as Administrative Agent may reasonably request with certain assumptions regarding the laws of jurisdictions other than Maryland, North Carolina, Virginia, New York, Delaware, California, Massachusetts, Texas, New Jersey, Pennsylvania, West Virginia and New Hampshire, as reasonably approved by Administrative Agent;

(iv) to the extent not delivered prior to the Restatement Date, (A) a copy of each Constituent Document of each Loan Party that is on file with any Governmental Authority in its jurisdiction or organization, certified as of a recent date by such Governmental Authority, and (B) certificates attesting to the good standing of such Loan Party in such jurisdiction, together with, if applicable, related tax certificates;

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(v) a certificate of the secretary or other officer of each Loan Party in charge of maintaining books and records of such Loan Party certifying as to (A) the names and signatures of each officer of such Loan Party authorized to execute and deliver any Loan Document, (B) the Constituent Documents of such Loan Party attached to such certificate are complete and correct copies of such Constituent Documents as in effect on the date of such certification and (C) the resolutions of such Loan Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of each Loan Document to which such Loan Party is a party;

(vi) a certificate of a Responsible Officer of Ultimate Parent to the effect that, as of the Restatement Date:

a. since December 31, 2016, there has been no material adverse change in any aspect of the business, operations, properties or condition (financial or otherwise) of the Loan Parties taken as a whole, except as disclosed on any 10-Q filed by Ultimate Parent, any 8-K filed by Ultimate Parent after November 8, 2017 (in each case, prior to February 2, 2018) or otherwise as disclosed in writing to Administrative Agent (and, with respect to such other disclosures, Administrative Agent has agreed to except such disclosure from this condition precedent to closing);

b. the other aspects of the Transactions have been consummated (or will be consummated concurrently with closing); and

c. there will be (i) no claim, action, suit, litigation or proceeding pending or, to the knowledge of the Loan Parties, threatened in writing, or, (ii) to the knowledge of the Loan Parties, no investigation, pending or threatened in writing, in each case, in any court or before any governmental agency with respect to the Transactions or any Loan Documents.

(vii) a solvency certificate of a Responsible Officer of Ultimate Parent certifying that the Loan Parties on a Consolidated Basis are Solvent, and substantially in the form of Exhibit J to the Fourth Amended and Restated Credit Agreement; and

(viii) a Notice of Borrowing for all Loans to be funded on the Restatement Date;

(b) Administrative Agent’s receipt of (i) audited consolidated balance sheets of Ultimate Parent, and the related consolidated statements of income, changes in equity and cash flows of Ultimate Parent for Fiscal Year ended December 31, 2016 and (ii) unaudited consolidated balance sheets and related statements of income, changes in equity and cash flows of Ultimate Parent, for each subsequent calendar month and Fiscal Quarter after December 31, 2016 and ending at least 45 days before the Restatement Date;

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(c) Administrative Agent’s receipt of a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Loan Parties as of and for the twelve-month period ending on the last day of the most recently completed trailing twelve-month period ended at least 45 days prior to the Restatement Date prepared after giving effect to the Transactions as if the Transactions had occurred as of such date;

(d) Administrative Agent’s receipt, not later than the date three (3) days prior to the Restatement Date, of all documents and information reasonably determined by any Lender as being required by regulatory authorities under the Patriot Act or any applicable “know your customer” or anti-money laundering rules or regulations, to the extent requested by the Administrative Agent at least ten (10) days prior to the Restatement Date;

(e) Existing Administrative Agent’s receipt, in immediately available funds, of all accrued costs, fees and expenses owing to Existing Administrative Agent pursuant to the Credit Agreement as of the date of the Agency Assignment Agreement;

(f) Administrative Agent’s receipt, in immediately available funds, of (x) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) owing to Administrative Agent pursuant to this Amendment and the Fourth Amended and Restated Credit Agreement and (y) all other compensation required to be paid on or prior to the Restatement Date to the Administrative Agent and its Affiliates pursuant to the Fee Letter; and

(g) No Swing Line Loan (as defined in the Credit Agreement) shall be then outstanding.

Notwithstanding anything herein to the contrary, for purposes of determining compliance with the conditions specified in this Section IV, each Required Lender and New Lender shall be deemed satisfied with each document and each other matter required to be reasonably satisfactory to such Required Lender or New Lender unless, prior to the Restatement Date, Administrative Agent receives notice from such Required Lender or New Lender specifying such Required Lender’s or New Lender’s objections.

SECTION V. Confirmation of Representations and Warranties; Liens; No Default.

Each Loan Party that is party hereto hereby confirms that (i) after giving effect to the Transactions, all of the representations and warranties set forth in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof as if made on the date hereof and as if fully set forth herein, except to the extent (A) such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date) or (B) any such representation or warranty is no longer true, correct or complete due to the occurrence of one or more events that are permitted to occur (or are not otherwise prohibited) under the Loan Documents, (ii) after giving effect to the waiver of the Specified Defaults, there are no continuing Defaults or Events of Default that have not been waived or cured, (iii) subject to the terms and

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conditions of the Loan Documents, Administrative Agent has and shall continue to have valid, enforceable and perfected Liens on the Collateral with the priority set forth in the Intercreditor Agreement, for the benefit of the Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of the Secured Parties, subject only to Permitted Liens, and (iv) the agreements and obligations of Borrowers and each other Loan Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrowers and each other Loan Party, enforceable against Borrowers and each other Loan Party in accordance with their respective terms, except to the extent limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance, or other similar laws affecting creditors’ rights generally.

SECTION VI. REAFFIRMATION OF LOAN DOCUMENTS

(a) By executing and delivering this Amendment, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Loan Documents, each as may be amended hereby, (ii) agrees that this Amendment shall be a “Loan Document” under the Fourth Amended and Restated Credit Agreement and (iii) hereby expressly agrees that the Fourth Amended and Restated Credit Agreement and each other Loan Document shall remain in full force and effect.  Each Lender executing this Amendment hereby declines the issuance of one or more Notes evidencing its Commitment.

(b) Without limiting the generality of the foregoing, each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

SECTION VII. RELEASE OF ADMINISTRATIVE AGENT AND LENDERS

As of the date of this Amendment, each Loan Party (i) agrees that, to its knowledge, Administrative Agent and each Lender has fully complied with its obligations under each Loan Document required to be performed prior to the date hereof, (ii) agrees that no Loan Party has any defenses to the validity, enforceability or binding effect of any Loan Document and (iii) fully and irrevocably releases any claims of any nature whatsoever that it may now have against Administrative Agent, and each Lender and relating in any way to this Amendment, the Loan Documents or the transactions contemplated hereby or thereby.

SECTION VIII. MISCELLANEOUS

8.1 Effect on Other Loan Documents.  Except as expressly set forth in this Amendment, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. This Amendment shall be limited precisely and expressly as drafted and shall

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not be construed as consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Credit Agreement or any other Loan Document.

8.2 Headings.  Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

8.3 Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Fourth Amended and Restated Credit Agreement.

8.4 Costs and Expenses. The payment of all fees, costs and expenses incurred by Administrative Agent in connection with the preparation and negotiation of this Amendment shall be governed by Section 11.3 of the Fourth Amended and Restated Credit Agreement.

8.5 Successors/Assigns. This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Loan Documents.

8.6 Applicable Law; Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.  The provisions of Sections 11.13, 11.14 and 11.15 of the Fourth Amended and Restated Credit Agreement are incorporated by reference herein and made a part hereof.

8.7 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Amendment by facsimile transmission or Electronic Transmission shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

8.8 Further Assurances.  Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by Administrative Agent to effectuate the purposes of this Amendment.

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BORROWERS:	GENESIS HEALTHCARE, INC., a Delaware corporation By: /s/ Michael S. Sherman Name: Michael S. Sherman Title: Senior Vice President, Secretary and Assistant Treasurer
FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company By: /s/ Michael S. Sherman Name: Michael S. Sherman Title: Senior Vice President, Secretary and Assistant Treasurer
GENESIS HEALTHCARE LLC, a Delaware limited liability company By: /s/ Michael S. Sherman Name: Michael S. Sherman Title: Senior Vice President, Secretary and Assistant Treasurer

EACH OF THE ENTITIES LISTED ON ANNEX I-A ATTACHED HERETO:

By: FC-GEN Operations Investments, LLC, its authorized agent

By: /s/ Michael S. Sherman
Name:  Michael S. Sherman
Title:    Senior Vice President, Secretary and Assistant Treasurer

[Signatures Continue on Following Page]

ADMINISTRATIVE AGENT:

MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name:  Maurice Amsellem

Title:    Authorized Signatory

[Signatures Continue on Following Page]

LENDERS:

MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title:  Authorized Signatory

MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title:   Authorized Signatory

HFG HEALTHCO-4 TRUST

By: MidCap Master Healthco Trust
Its:
Principal Trustee

By:Apollo Capital Management, L.P.
Its:
Investment Manager

By: Apollo Capital Management GP, LLC

Its:General Partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:

APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management GP, LLC, as its General Partner

By: /s/ Joseph D. Glatt
Name:  Joseph D. Glatt

Title:  Authorized Signatory

LENDERS:

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By: /s/ James M. Hassett

Name: James M. Hassett

Title: Executive Vice President, Credit

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By: /s/ James M. Hassett

Name: James M. Hassett

Title: Executive Vice President, Credit

LENDERS:

Tranquilidade Diversified Income ICAV, an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Tranquilidade Loan Origination Fund

By: Apollo Management International LLP,

its portfolio manager

By: AMI (Holdings), LLC, its member

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

LENDERS:

AMISSIMA DIVERSIFIED INCOME ICAV,

an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Amissima Loan Origination Fund

By: Apollo Management International LLP,

its portfolio manager

By: AMI (Holdings), LLC, its member

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

LENDERS:

APOLLO CREDIT FUNDS ICAV, an Umbrella Irish Collective Asset Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Apollo Helius Multi-Credit Fund I

By: ACF Europe Management, LLC, its portfolio manager

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

LENDERS:

BCSSS INVESTMENTS 2 S.À R.L.

By: Apollo Capital Management, L.P.,

its Investment Manager

By:Apollo Capital Management GP, LLC,

its General Partner

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title:    Authorized Signatory

annex i-A

additional borrowers

Name	Jurisdiction
1 Emerson Drive North Operations LLC	CT
1 Emerson Drive South Operations LLC	CT
1 Magnolia Drive Operations LLC	MD
1 Sutphin Drive Operations LLC	WV
10 Woodland Drive Operations LLC	DE
100 Chambers Street Operations LLC	RI
100 Edella Road Operations LLC	PA
100 St. Claire Drive Operations LLC	DE
1000 Association Drive Operations LLC	WV
1000 Lincoln Drive Operations LLC	WV
1000 Orwigsburg Manor Drive Operations LLC	PA
1000 Schuylkill Manor Road Operations LLC	PA
101 13th Street Operations LLC	WV
1020 South Main Street Operations LLC	PA
106 Tyree Street Operations LLC	WV
1080 Silver Lake Boulevard Operations LLC	DE
1104 Welsh Road Operations LLC	PA
1113 North Easton Road Operations LLC	PA
1145 Poquonnock Road Operations LLC	CT
115 East Melrose Avenue Operations LLC	MD
115 Sunset Road Operations LLC	NJ
1165 Easton Avenue Operations LLC	NJ
120 Murray Street Operations LLC	MA
1201 Rural Avenue Operations LLC	PA
12-15 Saddle River Road Operations LLC	NJ
1240 Pinebrook Road, LLC	DE
1245 Church Road Operations LLC	PA
1248 Hospital Drive Operations LLC	VT
125 Holly Road Operations LLC	PA
128 East State Street Associates, LLC	PA
1350 E. Lookout Drive Operations LLC	TX
1351 Old Freehold Road Operations LLC	NJ
1361 Route 72 West Operations LLC	NJ
140 Prescott Street Operations LLC	MA
1420 South Black Horse Pike Operations LLC	NJ
144 Magnolia Drive Operations LLC	NJ
1501 SE 24th Road, LLC	DE
1515 Lamberts Mill Road Operations LLC	NJ
1526 Lombard Street SNF Operations LLC	PA

Exhibit A - 1

Name	Jurisdiction
1539 Country Club Road Operations LLC	WV
1543 Country Club Road Manor Operations LLC	WV
16 Fusting Avenue Operations LLC	MD
161 Bakers Ridge Road Operations LLC	WV
1631 Ritter Drive Operations LLC	WV
1680 Spring Creek Road Operations LLC	PA
1700 Pine Street Operations LLC	PA
1700 Wynwood Drive Operations LLC	NJ
1718 Spring Creek Road Operations LLC	PA
1775 Huntington Lane, LLC	DE
1801 Turnpike Street Operations LLC	MA
1801 Wentworth Road Operations LLC	MD
184 Bethlehem Pike Operations LLC	PA
191 Hackett Hill Road Operations LLC	NH
1980 Sunset Point Road, LLC	DE
2 Deer Park Drive Operations LLC	NJ
20 Summit Street Operations LLC	NJ
200 Marter Avenue Operations LLC	NJ
200 Reynolds Avenue Operations LLC	NJ
200 South Ritchie Avenue Operations LLC	WV
201 New Road Operations LLC	NJ
201 Wood Street Operations LLC	WV
2015 East West Highway Operations LLC	MD
205 Armstrong Avenue Operations LLC	MD
2101 Fairland Road Operations LLC	MD
22 South Street Operations LLC	CT
22 Tuck Road Operations LLC	DE
2240 White Horse Mercerville Road Operations LLC	NJ
225 Evergreen Road Operations LLC	PA
227 Evergreen Road Operations LLC	PA
227 Pleasant Street Operations LLC	NH
23 Fair Street Operations LLC	CT
2305 Rancocas Road Operations LLC	NJ
239 Pleasant Street Operations LLC	NH
24 Truckhouse Road Operations LLC	MD
25 East Lindsley Road Operations LLC	NJ
2507 Chestnut Street Operations LLC	PA
2600 Highlands Boulevard, North, LLC	DE
2601 Evesham Road Operations LLC	NJ
261 Terhune Drive Operations LLC	NJ
262 Toll Gate Road Operations LLC	PA
2720 Charles Town Road Operations LLC	WV
279 Cabot Street Operations LLC	MA

Exhibit A - 2

Name	Jurisdiction
290 Hanover Street Operations LLC	DE
290 Red School Lane Operations LLC	NJ
2900 Twelfth Street North, LLC	DE
292 Applegarth Road Operations LLC	NJ
3 Park Drive Operations LLC	MA
30 Princeton Boulevard Operations LLC	MA
30 West Avenue Operations LLC	PA
300 Courtright Street Operations LLC	PA
300 Pearl Street Operations LLC	VT
3000 Balfour Circle Operations LLC	PA
3001 Evesham Road Operations LLC	NJ
302 Cedar Ridge Road Operations LLC	WV
315 Upper Riverdale Road LLC	GA
32 Hospital Hill Road Operations LLC	MA
3227 Bel Pre Road Operations LLC	MD
329 Exempla Circle Operations LLC	CO
330 Franklin Turnpike Operations LLC	NJ
333 Grand Avenue Operations LLC	NJ
333 Green End Avenue Operations LLC	RI
336 South West End Avenue Operations LLC	PA
3485 Davisville Road Operations LLC	PA
35 Marc Drive Operations LLC	CT
35 Milkshake Lane Operations LLC	MD
350 Haws Lane Operations LLC	PA
3809 Bayshore Road Operations LLC	NJ
3865 Tampa Road, LLC	DE
390 Red School Lane Operations LLC	NJ
4 Hazel Avenue Operations LLC	CT
40 Parkhurst Road Operations LLC	MA
400 29th Street Northeast Operations LLC	WA
400 Groton Road Operations LLC	MA
4140 Old Washington Highway Operations LLC	MD
422 23rd Street Operations LLC	WV
44 Keystone Drive Operations LLC	MA
440 North River Street Operations LLC	PA
450 East Philadelphia Avenue Operations LLC	PA
455 Brayton Avenue Operations LLC	MA
4602 Northgate Court, LLC	DE
462 Main Street Operations LLC	MA
464 Main Street Operations LLC	MA
475 Jack Martin Boulevard Operations LLC	NJ
4755 South 48th Street Operations LLC	WA
4901 North Main Street Operations LLC	MA

Exhibit A - 3

Name	Jurisdiction
4927 Voorhees Road, LLC	DE
50 Mulberry Tree Street Operations LLC	WV
500 East Philadelphia Avenue Operations LLC	PA
5101 North Park Drive Operations LLC	NJ
515 Brightfield Road Operations LLC	MD
525 Glenburn Avenue Operations LLC	MD
530 Macoby Street Operations LLC	PA
536 Ridge Road Operations LLC	NJ
54 Sharp Street Operations LLC	NJ
5485 Perkiomen Avenue Operations LLC	PA
549 Baltimore Pike Operations LLC	PA
55 Cooper Street Operations LLC	MA
55 Kondracki Lane Operations LLC	CT
5501 Perkiomen Avenue Operations LLC	PA
56 Hamilton Avenue Operations LLC	NJ
56 West Frederick Street Operations LLC	MD
59 Harrington Court Operations LLC	CT
590 North Poplar Fork Road Operations LLC	WV
600 Paoli Pointe Drive Operations LLC	PA
6000 Bellona Avenue Operations LLC	MD
61 Cooper Street Operations LLC	MA
610 Dutchman's Lane Operations LLC	MD
610 Townbank Road Operations LLC	NJ
613 Hammonds Lane Operations LLC	MD
625 State Highway 34 Operations LLC	NJ
63 Country Village Road Operations LLC	NH
642 Metacom Avenue Operations LLC	DE
65 Cooper Street Operations LLC	MA
650 Edison Avenue Operations LLC	PA
70 Gill Avenue Operations LLC	DE
700 Toll House Avenue Operations LLC	MD
700 Town Bank Road Operations LLC	NJ
715 East King Street Operations LLC	DE
72 Salmon Brook Drive Operations LLC	CT
723 Summers Street Operations LLC	WV
7232 German Hill Road Operations LLC	MD
735 Putnam Pike Operations LLC	DE
7395 W. Eastman Place Operations LLC	CO
740 Oak Hill Road Operations LLC	RI
75 Hickle Street Operations LLC	PA
7520 Surratts Road Operations LLC	MD
7525 Carroll Avenue Operations LLC	MD
77 Madison Avenue Operations LLC	NJ

Exhibit A - 4

Name	Jurisdiction
7700 York Road Operations LLC	MD
777 Lafayette Road Operations LLC	DE
78 Opal Street LLC	GA
8 Rose Street Operations LLC	WV
80 Maddex Drive Operations LLC	WV
800 West Miner Street Operations LLC	PA
8015 Lawndale Street Operations LLC	PA
810 South Broom Street Operations LLC	DE
8100 Washington Lane Operations LLC	PA
825 SUMMIT STREET OPERATIONS LLC	WV
84 Cold Hill Road Operations LLC	NJ
840 Lee Road Operations LLC	WV
841 Merrimack Street Operations LLC	MA
843 Wilbur Avenue Operations LLC	NJ
845 Paddock Avenue Operations LLC	CT
850 Paper Mill Road Operations LLC	PA
867 York Road Operations LLC	PA
8710 Emge Road Operations LLC	MD
8720 Emge Road Operations LLC	MD
89 Morton Street Operations LLC	MA
899 Cecil Avenue Operations LLC	MD
905 Penllyn Pike Operations LLC	PA
91 Country Village Road Operations LLC	NH
9101 Second Avenue Operations LLC	MD
93 Main Street SNF Operations LLC	NH
932 Broadway Operations LLC	DE
9701 Medical Center Drive Operations LLC	MD
9738 Westover Hills Boulevard Operations LLC	TX
98 Hospitality Drive Operations LLC	VT
Alexandria Care Center, LLC	DE
Alta Care Center, LLC	DE
Anaheim Terrace Care Center, LLC	DE
Bay Crest Care Center, LLC	DE
Belen Meadows Healthcare and Rehabilitation Center, LLC	DE
Belmont Nursing Center, LLC	MA
Bradford Square Nursing, LLC	DE
Brier Oak on Sunset, LLC	DE
CareerStaff Unlimited, LLC	DE
Clairmont Longview Property, LLC	DE
Clairmont Longview, LLC	DE
Clovis Healthcare and Rehabilitation Center, LLC	DE
Colonial Tyler Care Center, LLC	DE
Courtyard JV LLC	MA

Exhibit A - 5

Name	Jurisdiction
Crestview Nursing, LLC	DE
Diane Drive Operations LLC	WV
Elmcrest Care Center, LLC	DE
FC-GEN Hospice Holdings, LLC	DE
Five Ninety Six Sheldon Road Operations LLC	DE
Flatonia Oak Manor, LLC	DE
Florida Holdings I, LLC	DE
Florida Holdings II, LLC	DE
Florida Holdings III, LLC	DE
Fort Worth Center of Rehabilitation, LLC	DE
Forty Six Nichols Street Operations LLC	DE
Forty Six Nichols Street Property, LLC	VT
Fountain Care Center, LLC	DE
Fountain View Subacute and Nursing Center, LLC	DE
Franklin Woods JV LLC	MD
GEN Operations I, LLC	DE
GEN Operations II, LLC	DE
Genesis Administrative Services LLC	DE
Genesis Bayview JV Holdings, LLC	MD
Genesis CO Holdings LLC	CO
Genesis CT Holdings LLC	CT
Genesis DE Holdings LLC	DE
Genesis Dynasty Operations LLC	DE
Genesis Eldercare Network Services, LLC	PA
Genesis ElderCare Physician Services, LLC	PA
Genesis Eldercare Rehabilitation Services, LLC	PA
Genesis Health Ventures of New Garden, LLC	PA
Genesis Holdings LLC	DE
Genesis IP LLC	DE
Genesis LGO Operations LLC	DE
Genesis MA Holdings LLC	MA
Genesis MD Holdings LLC	MD
Genesis NH Holdings LLC	NH
Genesis NJ Holdings LLC	NJ
Genesis OMG Operations LLC	DE
Genesis Operations II LLC	DE
Genesis Operations III LLC	DE
Genesis Operations IV LLC	DE
Genesis Operations LLC	DE
Genesis Operations V LLC	DE
Genesis Operations VI LLC	DE
Genesis PA Holdings LLC	PA
Genesis Partnership LLC	DE

Exhibit A - 6

Name	Jurisdiction
Genesis ProStep, LLC	DE
Genesis RI Holdings LLC	RI
Genesis Staffing Services LLC	PA
Genesis TX Holdings LLC	DE
Genesis VA Holdings LLC	VA
Genesis VT Holdings LLC	VT
Genesis WV Holdings LLC	WV
GHC Burlington Woods Dialysis JV LLC	NJ
GHC Dialysis JV LLC	DE
GHC Holdings II LLC	DE
GHC Holdings LLC	DE
GHC JV Holdings LLC	DE
GHC Matawan Dialysis JV LLC	NJ
GHC Payroll LLC	DE
GHC Randallstown Dialysis JV LLC	MD
GHC SelectCare LLC	PA
GHC TX Operations LLC	TX
GHC Windsor Dialysis JV LLC	CT
Granite Ledges JV LLC	NH
Grant Manor LLC	DE
Great Falls Health Care Company, L.L.C.	MT
GRS JV LLC	DE
Guadalupe Seguin Property, LLC	DE
Guadalupe Valley Nursing Center, LLC	DE
Hallettsville Rehabilitation and Nursing Center, LLC	DE
Hallmark Investment Group, LLC	DE
Hallmark Rehabilitation GP, LLC	DE
Harborside Connecticut Limited Partnership	MA
Harborside Danbury Limited Partnership	MA
Harborside Health I LLC	DE
Harborside Healthcare Advisors Limited Partnership	MA
Harborside Healthcare Limited Partnership	MA
Harborside Healthcare, LLC	DE
Harborside Massachusetts Limited Partnership	MA
Harborside New Hampshire Limited Partnership	MA
Harborside North Toledo Limited Partnership	MA
Harborside of Cleveland Limited Partnership	MA
Harborside of Dayton Limited Partnership	MA
Harborside of Ohio Limited Partnership	MA
Harborside Point Place, LLC	DE
Harborside Rehabilitation Limited Partnership	MA
Harborside Rhode Island Limited Partnership	MA
Harborside Swanton, LLC	DE

Exhibit A - 7

Name	Jurisdiction
Harborside Sylvania, LLC	DE
Harborside Toledo Business LLC	MA
Harborside Toledo Limited Partnership	MA
Harborside Troy, LLC	DE
HBR Bardwell LLC	DE
HBR Barkely Drive, LLC	DE
HBR Bowling Green LLC	DE
HBR Brownsville, LLC	DE
HBR Campbell Lane, LLC	DE
Hbr Danbury, LLC	DE
HBR Elizabethtown, LLC	DE
HBR Kentucky, LLC	DE
HBR Lewisport, LLC	DE
HBR Madisonville, LLC	DE
HBR Owensboro, LLC	DE
HBR Paducah, LLC	DE
Hbr Stamford, LLC	DE
Hbr Trumbull, LLC	DE
HBR Woodburn, LLC	DE
HC 63 Operations LLC	WV
HHCI Limited Partnership	MA
Hospitality Lubbock Property, LLC	DE
Hospitality Nursing and Rehabilitation Center, LLC	DE
Huntington Place Limited Partnership	FL
Kansas City Transitional Care Center, LLC	DE
Kennett Center, L.P.	PA
KHI LLC	DE
Klondike Manor LLC	DE
Leisure Years Nursing, LLC	DE
Lincoln Highway JV LLC	PA
Lincoln Highway Operations LLC	PA
Live Oak Nursing Center, LLC	DE
Magnolia JV LLC	MD
Marietta Healthcare, LLC	DE
Maryland Harborside, LLC	MA
Massachusetts Holdings I, LLC	DE
Montebello Care Center, LLC	DE
Monument La Grange Property, LLC	DE
Monument Rehabilitation and Nursing Center, LLC	DE
MS Exton Holdings, LLC	IN
MS Exton, LLC	IN
Oakland Manor Nursing Center, LLC	DE
Odd Lot LLC	DE

Exhibit A - 8

Name	Jurisdiction
Ohio Holdings I, LLC	DE
Owenton Manor Nursing, LLC	DE
PDDTSE LLC	DE
Peak Medical Assisted Living, LLC	DE
Peak Medical Colorado No. 2, LLC	DE
Peak Medical Colorado No. 3, LLC	DE
Peak Medical Idaho Operations, LLC	DE
Peak Medical Las Cruces No. 2, LLC	DE
Peak Medical Las Cruces, LLC	DE
Peak Medical Montana Operations, LLC	DE
Peak Medical New Mexico No. 3, LLC	DE
Peak Medical of Boise, LLC	DE
Peak Medical of Colorado, LLC	DE
Peak Medical of Idaho, LLC	DE
Peak Medical of Utah, LLC	DE
Peak Medical Roswell, LLC	DE
Peak Medical, LLC	DE
Pine Tree Villa LLC	DE
PM Oxygen Services, LLC	DE
PROCARE ONE NURSES, LLC	DE
Property Resource Holdings, LLC	DE
Regency Health Services, LLC	DE
Regency Nursing, LLC	DE
Respiratory Health Services LLC	MD
Rio Hondo Subacute and Nursing Center, LLC	DE
Riverside Retirement Limited Partnership	MA
Romney Health Care Center Limited Partnership	WV
Route 92 Operations LLC	WV
Royalwood Care Center, LLC	DE
Saddle Shop Road Operations LLC	WV
Salisbury JV LLC	MD
Sharon Care Center, LLC	DE
SHG Partnership, LLC	DE
SHG Resources, LLC	DE
Skies Healthcare and Rehabilitation Center, LLC	DE
Skiles Avenue and Sterling Drive Urban Renewal Operations LLC	NJ
Skilled Healthcare, LLC	DE
Southwood Austin Property, LLC	DE
Southwood Care Center, LLC	DE
SR-73 AND LAKESIDE AVENUE OPERATIONS LLC	NJ
St. Anthony Healthcare and Rehabilitation Center, LLC	DE
St. Catherine Healthcare and Rehabilitation Center, LLC	DE
St. Elizabeth Healthcare and Rehabilitation Center, LLC	DE

Exhibit A - 9

Name	Jurisdiction
St. John Healthcare and Rehabilitation Center, LLC	DE
St. Theresa Healthcare and Rehabilitation Center, LLC	DE
State Street Associates, L.P.	PA
State Street Kennett Square, LLC	DE
Stillwell Road Operations LLC	WV
Summit Care Parent, LLC	DE
Summit Care, LLC	DE
Sun Healthcare Group, Inc.	DE
SunBridge Beckley Health Care LLC	WV
SunBridge Braswell Enterprises, LLC	CA
SunBridge Brittany Rehabilitation Center, LLC	CA
SunBridge Care Enterprises West, LLC	UT
SunBridge Care Enterprises, LLC	DE
SunBridge Carmichael Rehabilitation Center, LLC	CA
SunBridge Circleville Health Care LLC	OH
SunBridge Clipper Home of Portsmouth, LLC	NH
SunBridge Clipper Home of Rochester, LLC	NH
SunBridge Dunbar Health Care LLC	WV
SunBridge Gardendale Health Care Center, LLC	GA
SunBridge Glenville Health Care, LLC	WV
SunBridge Goodwin Nursing Home, LLC	NH
SunBridge Hallmark Health Services, LLC	DE
SunBridge Harbor View Rehabilitation Center, LLC	CA
SunBridge Healthcare, LLC	NM
SunBridge Marion Health Care LLC	OH
SunBridge Meadowbrook Rehabilitation Center, LLC	CA
SunBridge Mountain Care Management, LLC	WV
SunBridge Nursing Home, LLC	WA
SunBridge Paradise Rehabilitation Center, LLC	CA
SunBridge Putnam Health Care LLC	WV
SunBridge Regency - North Carolina, LLC	NC
SunBridge Regency - Tennessee, LLC	TN
SunBridge Retirement Care Associates, LLC	CO
SunBridge Salem Health Care LLC	WV
SunBridge Shandin Hills Rehabilitation Center, LLC	CA
SunBridge Stockton Rehabilitation Center, LLC	CA
SunBridge Summers Landing, LLC	GA
SunDance Rehabilitation Agency, LLC	DE
SunDance Rehabilitation Holdco, Inc.	DE
SunDance Rehabilitation, LLC	CT
SunMark of New Mexico, LLC	NM
The Clairmont Tyler, LLC	DE
The Earlwood, LLC	DE

Exhibit A - 10

Name	Jurisdiction
The Heights of Summerlin, LLC	DE
The Rehabilitation Center of Albuquerque, LLC	DE
The Rehabilitation Center of Omaha, LLC	DE
Three Mile Curve Operations LLC	WV
Town and Country Boerne Property, LLC	DE
Town and Country Manor, LLC	DE
Vintage Park At San Martin, LLC	DE
Wakefield Healthcare, LLC	DE
Westfield Healthcare, LLC	DE
Woodland Care Center, LLC	DE
Woodspoint LLC	DE

TO BE released borrowers

Name	Jurisdiction
1200 S. Broadway Property, LLC	KS
1203 Walker Road Operations LLC	DE
1223 Orchard Lane Property, LLC	KS
12325 New Hampshire Avenue Dialysis Services LLC	MD
12325 New Hampshire Avenue Operations LLC	MD
1251 Rural Avenue Operations LLC	PA
1419 Route 9 North Operations LLC	NJ
150 Edella Road Operations LLC	PA
1785 South Hayes Street Operations LLC	VA
2112 Highway 36 Property, LLC	KS
240 Barker Road Operations LLC	PA
30 Webster Street Operations LLC	MA
331 Holt Lane Operations LLC	WV
340 E. South Street Property, LLC	KS
438 23rd Street Operations LLC	WV
5 Rolling Meadows Drive Operations LLC	WV
500 South Dupont Boulevard Operations LLC	DE
6040 Harford Road Operations LLC	MD
656 Dillon Way Operations LLC	CO
699 South Park Road Operations LLC	WV
Blue River Kansas City Property, LLC	DE
Cameron Missouri Property, LLC	DE
Carmel Hills Independence Property, LLC	DE
City View Villa, LLC	DE
Cornerstone Hospice Arizona, LLC	DE
Creekside Hospice II, LLC	DE
East Rusholme Property, LLC	DE

Exhibit A - 11

Name	Jurisdiction
Falmouth Healthcare, LLC	DE
Forty Eight Nichols Street Operations LLC	DE
Fountain Holdco, LLC	DE
Genesis Hospitality Services LLC	PA
Hancock Park Rehabilitation Center, LLC	DE
Highland Healthcare and Rehabilitation Center, LLC	DE
Holmesdale Healthcare and Rehabilitation Center, LLC	DE
Holmesdale Property, LLC	DE
Home Health Care of the West, LLC	DE
Independence Missouri Property, LLC	DE
Liberty Terrace Healthcare and Rehabilitation Center, LLC	DE
Liberty Terrace Missouri Property, LLC	DE
Mashpee Healthcare, LLC	DE
Masthead, LLC	NM
One Price Drive Operations LLC	MD
Preferred Design, LLC	DE
Raymore Missouri Property, LLC	DE
Riverview Des Moines Property, LLC	DE
Rossville Kansas Property, LLC	DE
Sandpiper Wichita Property, LLC	DE
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	DE
Shawnee Property, LLC	DE
Signature Hospice & Home Health, LLC	DE
Southwest Payroll Services, LLC	DE
Summit Care Pharmacy, LLC	DE
Sun Valley Home Care II, LLC	DE
Sun Valley Hospice II, LLC	DE
SunBridge Charlton Healthcare, LLC	GA
SunBridge Jeff Davis Healthcare, LLC	GA
SunBridge of Harriman, LLC	TN
SunBridge West Tennessee, LLC	GA
Vintage Park at Atchison, LLC	DE
Vintage Park at Baldwin City, LLC	DE
Vintage Park at Eureka, LLC	DE
Vintage Park at Fredonia, LLC	DE
Vintage Park at Gardner, LLC	DE
Vintage Park at Hiawatha, LLC	DE
Vintage Park at Holton, LLC	DE
Vintage Park at Lenexa, LLC	DE
Vintage Park at Louisburg, LLC	DE
Vintage Park at Neodesha, LLC	DE
Vintage Park at Osage City, LLC	DE

Exhibit A - 12

Name	Jurisdiction
Vintage Park at Osawatomie, LLC	DE
Vintage Park at Ottawa, LLC	DE
Vintage Park at Paola, LLC	DE
Vintage Park at Stanley, LLC	DE
Vintage Park at Tonganoxie, LLC	DE
Vintage Park at Wamego, LLC	DE
Vintage Park at Waterfront, LLC	DE

tO be re-designated loan parties

Name	Jurisdiction
1165 Easton Avenue Property, LLC	NJ
120 Murray Street Property LLC	MA
1248 Hospital Drive Property LLC	VT
1420 South Black Horse Pike Property, LLC	NJ
1835 West La Veta Avenue Property LLC	DE
2015 East West Highway Property, LLC	MD
23 Fair Street Property, LLC	CT
261 Terhune Drive Property, LLC	NJ
279 Cabot Street Property LLC	MA
2800 North Harbor Boulevard Property LLC	DE
300 Pearl Street Property LLC	VT
3111 Santa Anita Avenue Property LLC	DE
400 29th Street Northeast Property LLC	WA
4755 South 48th Street Property LLC	WA
55 Kondracki Lane Property, LLC	CT
7120 Corbin Avenue Property LLC	DE
740 Oak Hill Road Property LLC	RI
98 Hospitality Drive Property LLC	VT

Exhibit A - 13